[ZURICH KEMPER LIFE LETTERHEAD]


VIA EDGAR

August 29, 2000

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

     Re:  Kemper Investors Life Insurance Company ("KILICO") and
          KILICO Variable Annuity Separate Account
          ("Variable Annuity Separate Account")
          File No. 811-3199

Commissioners:

     Attached for filing, pursuant to Section 30(d) and Rule 30d-2 of the Investment Company Act of 1940 ("1940 Act"), is the most recent semi-annual report of the Variable Annuity Separate Account referenced above for the Kemper Passport Variable Annuity product ("Passport"). The semi-annual report consists of a front and back cover binding the most recent semi-annual report of the mutual fund subaccount options available through the Variable Annuity Separate Account for Passport. Because the most recent semi-annual report of the fund has been filed with the SEC by its Investment Manager/Adviser, KILICO is filing herewith only the front and back cover prepared by KILICO and hereby incorporates by reference the semi-annual report of the underlying fund set forth below.

    The Variable Annuity Separate Account for Passport includes the underlying fund option as follows:

     Kemper Variable Series (File No. 811-5002)

     Please call the undersigned at 847-969-3524 if you have any questions or comments.

Yours truly,

/s/ Juanita M. Thomas

Juanita M. Thomas
Vice President and
 Assistant General Counsel

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LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)


                                                    SEMIANNUAL REPORT TO
                                         SHAREHOLDERS FOR THE SIX MONTHS
                                                     ENDED JUNE 30, 2000


Semiannual Report
For Contract Holders of Kemper Passport

* Kemper Variable Series


                                           LOGO: KEMPER ANNUITIES & LIFE

This report must be preceded or accompanied by the current prospectus.

Kemper Passport is a variable and market value-adjusted deferred annuity contract (policy form series L-1600) issued by Kemper Investors Life Insurance Company. Securities are distributed by Investors Brokerage Services, Inc., located at 1 Kemper Drive, Long Grove, IL 60049. Kemper Passport is not available in all states. The contract contains limitations. Policy forms may vary per state.


INVESTMENT MANAGER:
Scudder Kemper Investments, Inc.
222 South Riverside Plaza  Chicago, IL 60606
(Tel) 800-778-1482




Printed on recycled paper.
PAS2-3 (8/31/00) 1118980
Printed in the U.S.A.

                                           LOGO: KEMPER ANNUITIES & LIFE
                           Long-term investing in a short-term world(SM)